                                                                    Exhibit 31.2

I, Richard W. Lucas, certify that:

     1.   I have reviewed this quarterly report on Form 10-Q of KSW, Inc.;

     2.   Based on my  knowledge,  this  report  does  not  contain  any  untrue statement  of a  material  fact  or  omit to  state  a  material  fact necessary to make the statements  made, in light of the  circumstances under which such  statements were made, not misleading with respect to the period covered by this report;

     3.   Based on my knowledge,  the financial statements,  and other financial information  included in this report,  fairly  present in all material respects the financial condition, results of operations and cash flows of the  registrant  as of,  and for,  the  periods  presented  in this report;

     4.   The registrant's  other  certifying  officer and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as defined  in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e))  for the
          registrant and have:

              (a) Designed such disclosure  controls and  procedures,  or caused such  disclosure  controls and procedures to be designed under our supervision,  to ensure that material  information relating to the registrant, including its consolidated subsidiaries, is made known to us by others  within those  entities,  particularly  during the period in which this report is being prepared;

              (b) Evaluated the  effectiveness  of the  registrant's  disclosure
              controls  and   procedures   and  presented  in  this  report  our
              conclusions about the effectiveness of the disclosure controls and procedures,  as of the end of the period  covered  by this  report based on such evaluation; and

              (c)  Disclosed  in this  report  any  change  in the  registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the  registrant's  fourth fiscal  quarter  in  the  case  of  an  annual  report)  that  has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

     5.   The registrant's other certifying officer and I have disclosed,  based on our most recent  evaluation  of  internal  control  over  financial reporting, to the registrant's auditors and the audit committee of the registrant's  board of directors (or persons performing the equivalent functions):

              (a) All significant  deficiencies  and material  weaknesses in the design or operation of internal  control over financial  reporting which are reasonably  likely to adversely  affect the registrant's
              ability  to  record,  process,   summarize  and  report  financial
              information;  and

              (b) Any fraud,  whether or not material,  that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

     Date: May 12, 2006

                                  /s/Richard W. Lucas
                                  ----------------------------
                                  Richard W. Lucas
                                  Chief Financial Officer